Exhibit 10.2

                            DEBT EXTENSION AGREEMENT

This Agreement is made and entered into as of this 11th day of June 2014, by and between G. S. Beckwith Gilbert, of 35 Vista Drive, Greenwich, Connecticut 06830 ("Lender"), and PASSUR Aerospace, Inc. (formerly MEGADATA CORPORATION), a New York corporation, with a principal place of business at One Landmark Square, Suite 1900, Stamford, CT 06901 ("Borrower" or "PASSUR Aerospace"):

                                   WITNESSETH

     WHEREAS, PASSUR Aerospace has issued a promissory note to Lender for value received;

     WHEREAS, the total amount due and owing under the promissory note and accrued interest as of June 11, 2014 is $3,891,934 (the "Existing Note"); and

     WHEREAS, Lender and PASSUR Aerospace desire to modify certain terms and conditions of the Existing Note as of the date of this Agreement and issue a replacement promissory note (the "Replacement Note") in exchange for the Existing Note and other value received upon the terms and conditions set forth herein (the "Exchange").

     NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, the parties hereby agree as follows:

1. MODIFICATION OF PREVIOUS NOTES:

     The Existing Note shall be exchanged for the Replacement Note as set forth herein. Notwithstanding the foregoing, after the effectiveness of the Exchange, PASSUR Aerospace and the Lender agree that PASSUR Aerospace shall pay to Lender all of the accrued interest as of the date hereof under the Existing Note, which is equal to $27,054, at the time and on the terms set forth in the Existing Note for the payment of interest.

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2. ISSUANCE AND TERMS OF REPLACEMENT NOTE; THE EXCHANGE:

     For value received, on the date hereof, PASSUR Aerospace shall issue the Replacement Note to Lender in the aggregate principal amount of $3,864,880 in exchange for the Existing Note. The Replacement Note will be in the form attached as Exhibit A hereto and will have the following terms:

     (a) TERM. The principal amount of the Replacement Note, together with any and all accrued and unpaid interest thereon, shall be paid in full on November 1, 2016.

     (b) INTEREST. The Replacement Note or any New Replacement Note shall bear interest on the unpaid principal amount, from the date of issuance until paid in full at maturity. Interest shall be payable at the annual rate of 6.0% from June 11, 2014 to November 1, 2016 payable in cash. Interest payments shall be made annually at October 31 of each year.

     (c) PREPAYMENT TERMS. The Replacement Note or any New Replacement Note plus accrued interest may be prepaid in full at anytime without penalty.

     (d) SECURITY INTEREST: The security interest previously conveyed to lender shall continue in full force and effect as an integral part of the Replacement Note, as described in section (b) of the Replacement Note.

3. MISCELLANEOUS.

     (a) AMENDMENT AND MODIFICATION. This Agreement may be amended, modified and supplemented only by a written instrument signed by all of the parties hereto expressly stating that such instrument is intended to amend, modify or supplement this Agreement.

     (b) ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters.

     (c) SEVERABILITY. If any provision of this Agreement shall be determined to be invalid or unenforceable under law, such determination shall not affect the validity or enforceability of the remaining provisions of this Agreement.

     (d) GOVERNING LAW; JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of law rules of such state.

     (e) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that both parties need not sign the same counterpart.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year written above.

                                   PASSUR Aerospace, Inc.
                                   One Landmark square, Suite 1900
                                   Stamford, CT 06901


                                   By: /s/James T. Barry
                                       -----------------
                                   Name:  James T. Barry
                                   Title:  President and Chief Executive Officer


                                   By: /s/Jeffrey P. Devaney
                                          ------------------
                                   Name:  Jeffrey P. Devaney
                                   Title:  Chief Financial Officer

                                   LENDER
                                   G.S. Beckwith Gilbert
                                   35 Vista Drive
                                   Greenwich, Connecticut 06830

                                   By: /s/G.S. Beckwith Gilbert
                                       ------------------------
                                   Name:  G.S. Beckwith Gilbert